5. Revenue	12 Months Ended
Dec. 31, 2017
Revenue [abstract]
Revenue

Collaboration agreement with Amphivena

Until July 2016, Affimed was party to a collaboration with Amphivena. The purpose of the collaboration was the development of a product candidate for hematological malignancies. The collaboration included a License and Development Agreement between Amphivena and Affimed, which expired when Amphivena obtained the approval of an investigational new drug application (IND) from the FDA in July 2016.

Pursuant to the license and development agreement between Affimed and Amphivena, Affimed granted a license to intellectual property and agreed to perform certain services for Amphivena related to the development of a product candidate for hematological malignancies. In consideration for the research and development work that was performed, Amphivena was required to pay to Affimed service fees totaling approximately €16 million payable according to the achievement of milestones and phase progressions as described under the license and development agreement. Since the expiration of the agreement, the parties have been closing out the collaboration by exchanging documentation and transferring materials and third-party contracts.

During the years ended December 31, 2015, 2016 and 2017, the Company recognized revenue upon achievement of milestones and for the performance of research and development services (net of Affimed’s share in funding Amphivena) totaling €4.8 million, €3.4 million and €0.2 million, respectively.

Amphivena has obtained funding solely by issuing preferred stock and convertible notes to investors. Through December 31, 2017, Affimed participated in the financing of Amphivena with cash investments in stock of €2.3 million and in convertible notes of €0.3 million ( see note 13).

Collaboration agreement with The Leukemia & Lymphoma Society (LLS)

Affimed is party to a collaboration with LLS to fund the development of a specific product candidate (TandAb). Under the terms of the agreement, LLS has agreed to contribute up to $4.4 million contingent upon the achievement of certain milestones.

In the event that the research and development is successful, Affimed must proceed with commercialization of the licensed product. If Affimed decides for business reasons not to continue the commercialization, Affimed must at its option either repay the amount funded or grant a license to LLS to enable LLS to continue with the development program. In addition, LLS is entitled to receive royalties from Affimed based on the Company’s future revenue from any licensed product, with the amount of royalties not to exceed three times the amount funded.

In June 2016, the research funding agreement with LLS was amended to reflect a shift to the development of combination therapeutic approaches so that the milestones now relate primarily to the development of a combination therapy.

During the years ended December 31, 2015, 2016 and 2017, the Company achieved several milestones and recognized revenue totaling €1.6 million, €0.4 million and €0.2 million, respectively.

Research service agreements

AbCheck has entered into certain research service agreements. These research service agreements provide for non-refundable upfront technology access research funding or capacity reservation fees and milestone payments. The Company recognized revenue of €1.1 million, €2.4 million and €1.6 million during the years ended December 31, 2015, 2016 and 2017, respectively.